UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2025

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, Sky Harbour Group Corporation (the “Company”) entered into an At Market Issuance Sales Agreement, dated March 27, 2024 (the “Sales Agreement”), with B. Riley Securities, Inc. (“B. Riley”). On December 31, 2025, the Company entered into an Amended and Restated At Market Issuance Sales Agreement (the “A&R Sales Agreement”) with B. Riley and Yorkville Securities, LLC (“Yorkville” and, together with B. Riley, the “Sales Agents”), pursuant to which, among other things, Yorkville was added as an additional sales agent. Pursuant to the A&R Sales Agreement, the Company may offer and sell, from time to time through the Sales Agents, shares of its Class A common stock, $0.0001 par value per share, having an aggregate offering price of up to $100.0 million (the “ATM Shares”). As of the date of the A&R Sales Agreement, ATM Shares having an aggregate gross sales price of up to approximately $98.6 million remain available for issuance under the A&R Sales Agreement. The material terms and conditions of the Sales Agreement otherwise remain unchanged.

A copy of the A&R Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the A&R Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the A&R Sales Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
1.1	Amended and Restated At Market Issuance Sales Agreement, dated December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2026

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer